UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012 (November 6, 2012)

ONEBEACON INSURANCE GROUP, LTD.	ONEBEACON U.S. HOLDINGS, INC.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-33128	333-73012-04
(Commission File Number)	(Commission File Number)

98-0503315	52-2272489
(IRS Employer Identification Number)	(IRS Employer Identification Number)

601 Carlson Parkway	601 Carlson Parkway
Minnetonka, Minnesota 55305	Minnetonka, Minnesota 55305
(952) 852-2431	(952) 852-2431
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)	(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

On November 6, 2012, OneBeacon U.S. Holdings, Inc. (the “Company”) and OneBeacon Insurance Group, Ltd., as a guarantor (the “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the underwriters listed on Schedule I thereto (collectively, the “Underwriters”), with respect to the Company’s issue and sale of $275,000,000 principal amount of its 4.600% Senior Notes due 2023. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 filed on June 13, 2011 (No. 333-174867-04) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”).

The Underwriting Agreement contains customary representations, warrantees and agreements by the Company and the Guarantor and customary conditions to closing, indemnification obligations of the Company, the Guarantor and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Company maintains ordinary banking and commercial relationships with certain of the Underwriters and their affiliates, for which they receive customary fees.

The offering is more fully described in the prospectus supplement, dated November 6, 2012 and filed with the Commission on November 8, 2012, to the prospectus filed with the Commission on June 13, 2011 as part of the Registration Statement. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Item 9.01.             Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated November 6, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and Barclays Capital Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.
ONEBEACON U.S. HOLDINGS, INC.

By:	/s/ Paul H. McDonough
	Name:	Paul H. McDonough
	Title:	Chief Financial Officer

Date:  November 8, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated November 6, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and Barclays Capital Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.